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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 26, 1994


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                           BAUSCH & LOMB INCORPORATED
             (Exact name of registrant as specified in its charter)

        NEW YORK                      1-4105                     16-0345235
     (State or other
        jurisdiction                (Commission                 (IRS Employer
    of incorporation)              File Number)              Identification No.)


  ONE CHASE SQUARE, ROCHESTER, NEW YORK                               14604
(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (716) 338-6000

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           Exhibit Index begins on sequentially numbered page 4 of 5.
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ITEM 5.  OTHER EVENTS

     In conformity with the requirements of the Integrated Disclosure System, Bausch & Lomb Incorporated ("Bausch & Lomb") has elected to file by this Report on Form 8-K certain exhibits in connection with Bausch & Lomb's Registration Statement on Form S-3, Registration No. 33-51117.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

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
        EXHIBITS
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
           8       Opinion re tax matters
           23      Consent of Sullivan & Cromwell (contained in Exhibit 8)
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          BAUSCH & LOMB INCORPORATED
                                          (Registrant)

                                          By:       /s/ ALAN H. RESNICK
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                                                      Alan H. Resnick
                                                Vice President and Treasurer

Date: April 26, 1994
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                                 EXHIBIT INDEX

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
  EXHIBIT
  NUMBER                                     EXHIBIT                                   LOCATION
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
Exhibit 8     Opinion re tax matters                                                   Page 5
Exhibit 23    Consent of Sullivan & Cromwell (contained in Exhibit 8)
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